OPPENHEIMER CAPITAL PRESERVATION FUND
              Class Y Share Certificate (8-1/2" x 11")


I. FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

           (upper left corner, box with heading: NUMBER [of shares]

           (upper right corner)  [share certificate no.] XX-000000

           (upper right box, CLASS Y SHARES below cert. no.)

           (centered below boxes)
                OPPENHEIMER CAPITAL PRESERVATION FUND

           A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                       CERTAIN DEFINITIONS

                                    (box with number) CUSIP

(at left)  is the owner of

(centered)  FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST

           OPPENHEIMER CAPITAL PRESERVATION FUND

      (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                  Dated:           (at right of seal)

(signature)                               (signature)

/s/ George C. Bowen                       /s/Bridget A. Macaskill
-----------------------                   -------------------
TREASURER                                 PRESIDENT

                       (centered at bottom)
                   1-1/2" diameter facsimile seal
                            with legend

                OPPENHEIMER CAPITAL PRESERVATION FUND
                                SEAL
                                1998
                    COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)           Countersigned
                               OPPENHEIMERFUNDS SERVICES
                               [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                               Denver (CO.) Transfer Agent

                               By ____________________________
                                    Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                               (Cust)                    (Minor)

                          UNDER UGMA/UTMA ___________________
                                               (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s),  assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



(Please print or type name and address of assignee)


________________________________________________Class  Y  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                          Signed: __________________________

                               -----------------------------------
                               (Both must sign if joint owners)

                               Signature(s) __________________________
                               guaranteed Name of Guarantor
                               by:     _____________________________
                                          Signature of
                                          Officer/Title

(text printed             NOTICE:  The  signature(s)  to this  assignment  must
correspond
vertically to right       correspond  with the name(s) as written upon the face
of the
of above paragraph        certificate in every  particular  without  alteration
or enlargement
                     or any change whatever.

(text printed in               Signatures must be guaranteed by a financial
box to left of            institution of the type described in the current
signature(s))             prospectus of the Fund.


PLEASE NOTE: This document contains a watermark        OppenheimerFunds
when viewed at an angle.  It is invalid without this   "four hands" watermark:
                                    logotype




              THIS SPACE MUST NOT BE COVERED IN ANY WAY



CERTIFIC\755CERT.Y99